UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2006

FOOTHILLS RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31546	98-0339560
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4540 California Avenue, Suite 550
Bakersfield, California	93309
(Address of principal executive offices)	(Zip Code)

(661) 716-1320
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 8, 2006 (the “Closing Date”), Foothills Texas, Inc. (“Foothills Texas”), a wholly owned subsidiary of Foothills Resources, Inc. (the “Company”), executed certain agreements related to an equity financing transaction and a debt financing transaction. These agreements provided the Company with sufficient capital to allow Foothills Texas to consummate its purchase of certain properties in southeastern Texas on the Closing Date. For a discussion of the acquisition, the debt financing transaction, and the equity financing transaction, please see Items 2.01 and 3.02 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 2.01  Completion of Acquisition or Disposition of Assets.

The TARH Acquisition

As previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 27, 2006, Foothills Texas, executed two definitive purchase and sale agreements with TARH E&P Holdings L.P. (“TARH”), each dated as of June 21, 2006 (the “Purchase and Sale Agreements”). The Purchase and Sale Agreements set forth the terms and conditions by which Foothills Texas would acquire four producing properties in southeastern Texas (the “TARH Acquisition”) - the Goose Creek, Goose Creek East, Saratoga and Cleveland Fields properties (the “TARH Properties”). The Purchase and Sale Agreements were filed as Exhibits 10.1 and 10.2 to the Company’s Current Report on Form 8-K filed on June 27, 2006.

On the Closing Date, Foothills Texas completed the TARH Acquisition, paying aggregate cash consideration to TARH of $57.5 million and equity consideration of 1,605,345 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). Prior to the Closing Date, on June 22, 2006, August 14, 2006 and August 23, 2006, Foothills Texas made cash payments of $3,099,000, $1,549,500 and $774,750 to TARH in accordance with the Purchase and Sale Agreements. After adjustment for preliminary purchase price adjustments as provided in the Purchase and Sale Agreements, the cash consideration paid TARH on September 8, 2006 was $51,894,500.

The Company has agreed to register the Common Stock issued to TARH in the TARH Acquisition pursuant to the terms of a Registration Rights Agreement, dated as of the Closing Date, by and between the Company and TARH (the “TARH Registration Agreement”). Under the terms of the TARH Registration Agreement, the Company has agreed to file a registration statement with the SEC to register the Common Stock issued in connection with the TARH Acquisition. The registration statement must be filed no later than 90 calendar days from the Closing Date. Under the TARH Registration Agreement, the Company shall use reasonable efforts to cause the registration statement to be declared effective by the SEC no later than 120 calendar days after the filing date unless such registration statement is reviewed by the SEC, in which case the Company will have 150 calendar days in which to cause the registration statement to be declared effective by the SEC. The Company is obligated under the TARH Registration Agreement to maintain the effectiveness of the registration statement until all shares registered thereunder are sold by the holders or until the two-year holding period of Rule 144(k) under the Securities Act is satisfied, whichever is earlier.  Under the TARH Registration Agreement, the Company will be subject to customary penalties if the registration statement is not declared effective by the SEC by the required date, or if the Company fails to maintain the effectiveness of the registration statement for the required period of time. The foregoing description of the TARH Registration Agreement is qualified in its entirety by reference to the TARH Registration Agreement, attached to this Current Report as Exhibit 10.1 and incorporated herein by reference.

The Credit Facility

To finance the TARH Acquisition, the Company executed a Credit and Guaranty Agreement with J. Aron & Company (the “Lender”), dated as of the Closing Date (the “Credit Agreement”), providing for a credit facility (the “Facility”) under which the Company borrowed $42.5 million. A copy of the Credit Agreement is filed herewith as Exhibit 10.2 and incorporated herein by reference.

The Facility will terminate and all amounts borrowed under the Facility will be due and payable four years following the Closing Date. The Facility will bear interest at a rate of LIBOR plus 700 basis points. The Company is required to make monthly interest and principal payments on the Facility equal to the adjusted net cash flow attributed to the TARH Properties. The Facility will be secured by liens and security interests on substantially all of the assets of the Company and its subsidiaries, including 100% of the value of all oil and gas reserves. Copies of the related security documents, each dated as of the Closing Date, are filed as Exhibits 10.3 through 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

On the Closing Date, the Company issued to Goldman, Sachs & Co. (“Goldman Sachs”), an affiliate of the Lender, a warrant to purchase 3,000,000 shares of Common Stock for five years at an exercise price of $2.75 per share. A copy of the warrant is filed herewith as Exhibit 4.1 and incorporated herein by reference. In addition, the Company conveyed to the Lender a 5% overriding royalty interest in all oil and gas leases associated with the TARH Properties, but excluding new exploration projects of other formations on the TARH Properties to the extent they are distinct from operations included in the Lender’s approved plan of development and the related engineering report for the TARH Acquisition and are funded through equity capital. A copy of the Conveyance of Overriding Royalty Interest is attached as Exhibit 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

To raise funds to consummate the TARH Acquisition, the Company completed a private offering (the “Offering”) of units of its Common Stock and warrants to acquire its Common Stock (the “Units”). Each Unit sold by the Company in the Offering consists of one share of Common Stock and a warrant to acquire one-half share of Common Stock for five years at an exercise price of $2.75 per share. On the Closing Date, the Company received $22,500,000 in proceeds from the Offering. The Company intends to continue to solicit investors and anticipates conducting a second offering to sell additional Units. On the Closing Date, the Company sold 10,000,000 Units, issuing to investors in the Offering 10,000,000 shares of Common Stock and warrants to acquire 5,000,000 shares of Common Stock. Of this total, Goldman Sachs purchased 3,333,333 Units in the Offering for a purchase price of $7,499,999, in connection with the Facility. A copy of the warrant issued to Goldman Sachs in connection with the Offering is attached to this Current Report on Form 8-K as Exhibit 4.2 and incorporated herein by reference.

The Offering was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated by the SEC. The Units were offered and sold to “accredited investors,” as that term is defined under Rule 501 of Regulation D, some of which were institutional investors, and to fewer than 35 non-accredited investors, in compliance with Rule 506. Sanders Morris Harris Inc. acted as placement agent in the Offering and for its services through the Closing Date, received compensation from the Company of $1,050,000, plus a warrant to acquire 466,666 shares of Common Stock at $2.25 per share. Sanders Morris Harris Inc. did not receive compensation for Goldman Sachs’ purchase of 3,333,333 Units in the Offering.

Each of the investors in the Offering executed a subscription agreement, securities purchase agreement and registration rights agreement, all dated as of the Closing Date. Forms of these agreements are attached to this Current Report on Form 8-K as Exhibits 10.8, 10.9 and 10.10, respectively, and incorporated herein by reference. A form of the warrant issued to investors pursuant to the Offering is attached to this Current Report on Form 8-K as Exhibit 4.3, and incorporated herein by reference.

Pursuant to the Registration Rights Agreement among the Company and the investors in the Offering, dated as of the Closing Date, (the “Investor Registration Agreement”) the Company has committed to file a registration statement covering the shares of Common Stock issued in connection with the Offering, and the shares of Common Stock underlying the warrants, within 30 calendar days from the Closing Date. The Company shall use reasonable efforts to cause such registration statement to become effective no later than 120 days after the date it is filed, unless such registration statement is subject to review by the SEC, in which case the Company will have 150 days from the filing date in which to have the registration statement declared effective. The Company will be required to maintain the effectiveness of such registration statement until all shares registered thereunder have been sold or until the holding period of Rule 144(k) under the Securities Act has been satisfied with respect to all of the shares of Common Stock (including the shares underlying the warrants) issued in the Offering, whichever is earlier. The Investor Registration Agreement provides that the Company will be liable for customary penalties if the registration statement is not declared effective on the date by which the Company is required to cause it to become effective, or if the Company fails to maintain the effectiveness of the registration statement for the required period.

The foregoing description of the Investor Registration Agreement is qualified in its entirety by reference to the Investor Registration Agreement, which is attached as Exhibit 10.10 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events.

In addition to the information contained in reports filed with the Securities and Exchange Commission, further information regarding Foothills can be found on the Company's website at www.foothills-resources.com.

The information on the Company's website is not incorporated into this Current Report on Form 8-K. The Company does not undertake to update the information as posted on its website; however, the Company may post additional information included in future press releases and Forms 8-K, as well as posting periodic Exchange Act reports.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

The registrant intends to amend this Current Report on Form 8-K to include financial statements required under this Item 9.01 as soon as they are prepared, but in no event later than 71 calendar days after the deadline for filing this report.

(d)  Exhibits.

Exhibit No.	Description
4.1	Warrant issued to Goldman, Sachs & Co. in connection with the Credit Agreement, dated as of September 8, 2006.
4.2	Warrant issued to Goldman, Sachs & Co. in the Offering, dated as of September 8, 2006.
4.3	Form of Warrant issued to the Investors in the Offering.
10.1	Registration Rights Agreement, dated as of September 8, 2006, by and between Foothills Resources, Inc. and TARH E&P Holdings, L.P.
10.2	Credit and Guaranty Agreement, dated as of September 8, 2006, by and among Foothills Resources, Inc., certain subsidiaries of Foothills Resources, Inc., Various Lenders and J. Aron & Company.
10.3
Pledge and Security Agreement, First Lien, dated as of September 8, 2006, by and between Foothills Resources, Inc., Foothills California, Inc., Foothills Texas, Inc. and Foothills Oklahoma, Inc. as Grantors and J. Aron & Company.

10.4
Pledge and Security Agreement, Second Lien, dated as of September 8, 2006, by and between Foothills Resources, Inc., Foothills California, Inc., Foothills Texas, Inc. and Foothills Oklahoma, Inc. as Grantors and J. Aron & Company.

10.5
Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, First Lien, dated September 8, 2006, from Foothills Texas, Inc. to John K. Howie, as Trustee, and J. Aron & Company, as Agent.

10.6
Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, Second Lien, dated September 8, 2006, from Foothills Texas, Inc. to John K. Howie, as Trustee, and J. Aron & Company, as Agent.

10.7	Conveyance of Overriding Royalty Interest, dated as of September 8, 2006, from Foothills Texas, Inc. to MTGLQ Investors, L.P.
10.8	Form of Subscription Agreement and Investor Questionnaire, dated as of September 8, 2006, by and among Foothills Resources, Inc. and the investors in the Offering.
10.9	Form of Securities Purchase Agreement, dated as of September 8, 2006, by and among Foothills Resources, Inc. and the investors in the Offering.
10.10	Form of Registration Rights Agreement, dated as of September 8, 2006, by and among Foothills Resources, Inc. and the investors in the Offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Foothills Resources, Inc.

By: /s/ W. Kirk Bosché
Name: W. Kirk Bosché
Title: Chief Financial Officer

Date: September 11, 2006

EXHIBIT INDEX

Exhibit No.	Description
4.1	Warrant issued to Goldman, Sachs & Co. in connection with the Credit Agreement, dated as of September 8, 2006.
4.2	Warrant issued to Goldman, Sachs & Co. in the Offering, dated as of September 8, 2006.
4.3	Form of Warrant issued to the Investors in the Offering.
10.1	Registration Rights Agreement, dated as of September 8, 2006, by and between Foothills Resources, Inc. and TARH E&P Holdings, L.P.
10.2	Credit and Guaranty Agreement, dated as of September 8, 2006, by and among Foothills Resources, Inc., certain subsidiaries of Foothills Resources, Inc., Various Lenders and J. Aron & Company.
10.3
Pledge and Security Agreement, First Lien, dated as of September 8, 2006, by and between Foothills Resources, Inc., Foothills California, Inc., Foothills Texas, Inc. and Foothills Oklahoma, Inc. as Grantors and J. Aron & Company.

10.4
Pledge and Security Agreement, Second Lien, dated as of September 8, 2006, by and between Foothills Resources, Inc., Foothills California, Inc., Foothills Texas, Inc. and Foothills Oklahoma, Inc. as Grantors and J. Aron & Company.

10.5
Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, First Lien, dated September 8, 2006, from Foothills Texas, Inc. to John K. Howie, as Trustee, and J. Aron & Company, as Agent.

10.6
Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, Second Lien, dated September 8, 2006, from Foothills Texas, Inc. to John K. Howie, as Trustee, and J. Aron & Company, as Agent.

10.7	Conveyance of Overriding Royalty Interest, dated as of September 8, 2006, from Foothills Texas, Inc. to MTGLQ Investors, L.P.
10.8	Form of Subscription Agreement and Investor Questionnaire, dated as of September 8, 2006, by and among Foothills Resources, Inc. and the investors in the Offering.
10.9	Form of Securities Purchase Agreement, dated as of September 8, 2006, by and among Foothills Resources, Inc. and the investors in the Offering.
10.10	Form of Registration Rights Agreement, dated as of September 8, 2006, by and among Foothills Resources, Inc. and the investors in the Offering.